1 2023 Annual Shareholders Meeting February 16, 2023

Forward Looking Statements This presentation contains statements about future events that constitute forward - looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward - looking statements are subject to numerous risks and uncertainties, including those risk - factors previously disclosed in the Company’s filings with the SEC, and the following: general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey. In addition, the COVID - 19 pandemic has had and continues to have an adverse impact on the economy locally and nationally and may continue to adversely affect the Company’s business. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Magyar Bancorp, Inc. Overview ▪ Magyar Bank, a New Jersey chartered savings bank originally founded in 1922, is the wholly owned subsidiary of Magyar Bancorp, Inc. ▪ Magyar Bancorp, Inc., trades on NASDAQ under the symbol MGYR. ▪ As of December 31, 2022, we had $822 million in total assets, $666 million in net loans, $676 million in deposits and $100 million in stockholders’ equity. ▪ Magyar Bank conducts its business from its main office in New Brunswick and six additional branch offices located in North Brunswick, South Brunswick, Branchburg, Bridgewater, and two in Edison, New Jersey. 3

4 Magyar Bank Branch Locations

Deposits by Branch $235 $130 $108 $46 $29 $46 $48 $299 $126 $94 $45 $27 $36 $37 0 50 100 150 200 250 300 350 New Brunswick - HQ South Brunswick North Brunswick Branchburg Bridgewater North Edison Edison - Tano Mall Dollars in Millions Total Deposits - 12/31/21 Total Deposits - 12/31/22 5 Totals exclude brokered deposits .

2022 Highlights ▪ Net Income $7.9 million, 29% increase over 2021, second consecutive year of record earnings ▪ Dividends ▪ Special dividend $0.08 per share paid in December 2022 ▪ First full year of quarterly dividends of $.03 per share ▪ Technology Upgrades ▪ Online deposit opening launched spring 2022 ▪ Server upgrades, enhanced security 6

2022 Highlights ▪ Deployment of capital from 2 nd step produced strong loan growth ▪ Recognized as 5 - star Bank by Bauer Financial 7

Financial Highlights 8

Asset Trend $300 $400 $500 $600 $700 $800 $900 Dollars in Millions Loans Investments & Cash Other $630 $774 $822 $624 $799 $754 9

Loan Composition $- $100 $200 $300 $400 $500 $600 $700 9/30/18 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 Dollars in Millions 1-4 Family Residential Commercial Real Estate Construction PPP Commercial/Business HELOC Other 10 $523 $629 $512 $594 $611 $676

2022 Loan Originations Residential/Home Equity 17% SBA 7% Construction 10% Stock/Consumer <1% Commercial/Business 66% 11 $159 million total

Non - Performing Assets/Assets 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 9/30/18 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 Non-Performing Loans OREO 1.63% 12 2.29% 0.51% 1.52% 0.39% 1.14%

Deposit Composition $530 $530 $618 $640 $668 $676 $0 $100 $200 $300 $400 $500 $600 $700 $800 9/30/18 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 Dollars in Millions CDs (inc. IRA) Savings Accounts Money Market Accounts Checking 13

Checking Deposit Composition $151 $154 $229 $253 $280 $282 $0 $50 $100 $150 $200 $250 $300 $350 $400 9/30/18 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 Dollars in Millions Non-Interest Checking Interest Checking 14

Quarterly Net Interest Margin 3.57% 3.46% 3.37% 3.72% 3.83% 3.60% 1.48% 1.51% 2.38% 2.89% 3.71% 3.87% 3.10% 2.97% 2.98% 3.15% 3.36% 3.37% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 MGYR Net Interest Margin 10-yr. Treasury Yield Average NIM - Peer Group 15 Peer Group – NJ Banks with Assets $400M - $1B Source: S&P Capital IQ

Net Income Increased 29% in FY22 $2,030 $2,996 $2,190 $6,120 $7,919 $1,810 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 FY18 FY19 FY20 FY21 FY22 Q123 Dollars in Thousands 16

Earnings Per Share $1.17 in FY22 $0.35 $0.51 $0.38 $1.01 $1.17 $0.28 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FY18 FY19 FY20 FY21 FY22 Q123 17

Stockholders Equity 18 $55 $57 $98 $99 $100 $0 $20 $40 $60 $80 $100 $120 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 (Dollars in Millions) Total Equity $9.39 $9.78 $13.76 $14.60 $14.82 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 9/30/19 9/30/20 9/30/21 9/30/22 12/31/22 Book Value Per Share

Stock Price Performance 19

(20%) (15%) (10%) (5%) 0% 5% 10% 15% 2/3/22 4/3/22 6/3/22 8/3/22 10/3/22 12/3/22 2/3/23 MGYR Stock Performance 20 5.23 % KRX MGYR 11.14 % Data as of 2/3/2023

0.87x 0.89x 0.90x 0.91x 0.92x 0.95x 0.96x 1.11x 1.12x 1.13x 1.20x 1.33x 1.33x 1.55x 1.57x 1.57x 1.75x 2.88x MGYR ECBK CMHF BSPA TRBK CARV WMPN FCOB HARL QNTO TYCB LFGP JFBC AMBK FMFG HONT FMFP JUVF Median: 1.13X P/TBV vs Peers 21 Source: S&P Global Market Intelligence. Market data as of 2/3/2023 Note: Peer defined as banks and thrifts in the Mid - Atlantic or Northeast with assets between $700mm and $950mm Excludes merger targets and mutual holding companies; GLNV excluded due to lack of trading activity

Fiscal year 2023 Outlook 22

Fiscal Year 2023 Outlook • Enhance shareholder value – Quarterly dividend – Stock buyback • Continued emphasis on community banking strategy to grow the business – Identify quality residential and commercial lending opportunities 23

Fiscal Year 2023 Outlook • Manage interest rate risk in a rising interest rate environment/inverted yield curve • IT Cybersecurity • Continued focus on non - interest expenses 24

Questions 25